UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2024

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 960,855 shares of the Company’s common stock were represented in person or by proxy out of the 1,797,870 shares outstanding and entitled to vote as of October 23, 2024, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.	The Company’s stockholders elected the six individuals listed below as directors to serve on the Board of Directors (the “Board”) of the Company, each to serve on the Board until his/her successor is duly elected and qualified at the Annual Meeting or until his/her earlier resignation or removal. The results of voting on the proposal are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Soren Bo Christiansen	636,090	17,771	306,994
Paul K. Danner	635,907	17,954	306,994
Timothy J. Ruemler	634,449	19,412	306,994
Brenda Baird Simpson	633,599	20,262	306,994
Jason Monroe	634,437	19,424	306,994
Robert M. Hayes	634,156	19,705	306,994

2.

The Company’s stockholders approved the ratification of the appointment of PKF O’Connor Davies LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
942,555	12,402	5,898	0

3.	The Company’s stockholders approved the 2024 Equity Incentive Plan. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
613,501	37,979	2,381	306,994

Item 8.01. Other Events

Pursuant to the Company’s reverse stock split on October 16, 2024, the Company will treat the fractional shares in connection with same, on a participant basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2024

SHARPS TECHNOLOGY, INC.

/s/ Andrew R. Crescenzo
Andrew R. Crescenzo
Chief Financial Officer